Exhibit 99.1

                               [GRAPHIC OMITTED]

                                STATE OF FLORIDA
                              DEPARTMENT OF STATE

Certification of filing on May 21, 2002, of the Articles of Merger for GSociety Inc. Document number P00000027988. Authentication code 802A00032694-052102-P00000027988.

Issued by Katherine Harris, Secretary of State.

                                                                (H02000141413 3)




                               ARTICLES OF MERGER

                                       OF

                         CAPITAL DEVELOPMENT GROUP, INC.
                              An Oregon Corporation
                          (Registry Number: 346997-85)
                                       AND

                                 GSociety, Inc.
                              a Florida Corporation



It is hereby certified that:

         1. The constituent business corporations participating in the merger pursuant to FS. 607.1104, herein certified are:

         (i) GSociety, Inc., which is incorporated under the laws of the State of Florida and shall be the surviving corporation; and

         (ii) CAPITAL DEVELOPMENT GROUP, INC., which is incorporated under the laws of the State of Oregon.

         2. An Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by the shareholders of CAPITAL DEVELOPMENT GROUP, INC. at the annual meeting of the shareholders, held on May 16, 2002, in accordance with the provisions of the Oregon Revised Statutes. The number of shares outstanding at the time of the adoption of this amendment was 15,000,000; 61% voted in favor of this Agreement and constituted a sufficient number of shares to approve the Merger.

         3. An Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by the Board of Directors of GSociety, Inc. One hundred percent (100%) of the issued and outstanding shares of GSociety, Inc. are owned by Capital Development Group, Inc., whose shareholders approved the Merger as set forth above. Receipt of a copy of the Agreement and Plan of Merger by Capital Development Group, Inc., the sole shareholder of GSociety, Inc., by mailing, is hereby waived.

         4. Under the Agreement and Plan of Merger the shareholders of Capital Development Group, Inc. shall receive, upon presentment of certificates representing shares of the company, shares of GSociety, Inc. on a pro-rata basis. Each one (1) share of Capital Development Group, Inc. shall be exchanged for one (1) share of GSociety, Inc.

         5. The executed Agreement and Plan of Merger between the aforesaid constituent corporations is on file at an office of the aforesaid surviving corporation, the address of which is as follows:

                                 GSociety, Inc.
                                555 NE 5th Street
                             Miami, Florida, 33156.

         6. A copy of the aforesaid Agreement of Merger will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

         7. The aforesaid surviving corporation does hereby agree that it may be served with process in the State of Oregon in any proceeding for enforcement of any obligation of Capital Development Group, Inc., as well as for enforcement of any obligation of said surviving corporation arising from the merger herein certified, including any suit or other proceeding to enforce the right, if any, of any stockholder of Capital Development Group, Inc.; does hereby irrevocably appoint the Secretary of State of the State of Oregon as its agent to accept service of process in any such suit or other proceedings; and does hereby specify the following as the address to which a copy of such process shall be mailed by the Secretary of State of the State of Oregon to:

                                 GSociety, Inc.
                                555 NE 5th Street
                              Miami, Florida, 33156

                  8. The Agreement of Merger between the aforesaid constituent corporations provides that the merger herein certified shall be effective on the date of the filing of this Certificate of Merger.

Dated:  May 20, 2002.
                                           Capital Development Group, Inc.


                                           -------------------------------
                                           President



Dated:  May 20, 2002
                                           GSociety, Inc.


                                           -------------------------------
                                           President